TABLE OF CONTENTS

                                                                               Page
KEY INFORMATION ABOUT LEND LEASE FUNDS                                          1
LEND LEASE U.S. REAL ESTATE SECURITIES FUND
         Investment Objective                                                   1
         Principal Investment Strategy                                          1
         Principal Risk Factors                                                 1
FUND PERFORMANCE                                                                3
FEES AND EXPENSES OF THE U.S. FUND                                              5
         Shareholder Fees                                                       5
         Fees and Expenses                                                      5
         Example                                                                6
OTHER INFORMATION REGARDING INVESTMENT PRACTICES                                7
         Companies Principally Engaged in the U.S. Real Estate Industry         7
         Mortgage and Hybrid REITs                                              7
         REOCs                                                                  8
         Restricted Securities                                                  8
         Temporary Defensive Investing                                          8
         Cash Position                                                          8
LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND                                 9
         Investment Objective                                                   9
         Principal Investment Strategy                                          9
         Principal Risk Factors                                                10
FUND PERFORMANCE                                                               12
FEES AND EXPENSES OF THE EUROPEAN FUND                                         13
         Shareholder Fees                                                      13
         Fees and Expenses                                                     13
         Example                                                               14
OTHER INFORMATION REGARDING INVESTMENT PRACTICES                               15
         Companies Principally Engaged in the European Real Estate Industry    15
         European Companies                                                    15
         Equity Securities                                                     16
         Restricted and Illiquid Securities                                    16
         Temporary Defensive Investing                                         16
INVESTMENT MANAGEMENT                                                          16
         Lend Lease Real Estate Investments, Inc.                              16
         Lend Lease Rosen Real Estate Securities LLC                           17
         Portfolio Managers (U.S. Fund)                                        18
         Lend Lease Houlihan Rovers S.A.                                       19
         Portfolio Managers (European Fund)                                    20
BUYING,  SELLING AND EXCHANGING SHARES                                         21
         Before You Invest                                                     21
         How to Purchase Shares                                                23
         Additional Purchase Information                                       25
         How to Sell Shares                                                    26

         Additional Redemption Provisions                                  27
         How to Exchange Shares                                            30
         Making Changes to Your Account                                    30
SPECIAL FEATURES AND SERVICES                                              31
         Retirement Account Options                                        31
         ACH Transactions                                                  32
         Automated Telephone Service                                       32
         Automatic Investment Plan                                         32
OTHER SHAREHOLDER INFORMATION                                              33
         Shareholder Communications                                        33
         Transactions Through Financial Services Agents and Sub-Agents     34
         Distribution and Service Fees - Class K Shares (12b-1 Plan)       34
DIVIDENDS, DISTRIBUTIONS AND TAXES                                         34
         Dividends and Distributions                                       35
         Taxes                                                             36
FINANCIAL HIGHLIGHTS                                                       37

KEY INFORMATION ABOUT LEND LEASE FUNDS

This Prospectus contains important information for anyone interested in investing in the Class K or Class Y shares of Lend Lease U.S. Real Estate Securities Fund (the "U.S. Fund") and Lend Lease European Real Estate Securities Fund (the "European Fund"), each a series of Lend Lease Funds (the "Funds"). Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

LEND LEASE U.S. REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The U.S. Fund's objective is total return from a combination of dividend income and long-term growth.


PRINCIPAL INVESTMENT STRATEGY


The U.S. Fund seeks to achieve its objective by investing at least 85% of its assets in equity securities of companies principally engaged in the U.S. real estate industry.

Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen"), the U.S. Fund's sub-adviser, manages the U.S. Fund's day to day investment activity. The process of selecting portfolio positions is a two-part process involving both an analysis of property sectors (a top-down approach) and an analysis of individual companies within the selected property sectors (a bottom-up approach).

First, the top-down process is used to identify promising property sectors of the U.S. real estate market. In conducting this analysis, Lend Lease Rosen relies on proprietary real estate transaction databases, supply and demand forecasts for various property types such as residential, commercial and industrial real estate and local market intelligence from an extensive network of affiliates around the country engaged in various aspects of the real estate industry and its own subjective views of the market for real estate and real estate securities. The U.S. Fund ordinarily expects to be invested in at least four property sectors of the real estate market but, if conditions warrant, may focus its investments more narrowly. The property sectors identified through the top-down process yield a universe of companies from which Lend Lease Rosen then selects U.S. Fund investments. Lend Lease Rosen evaluates potential investments based on a variety of factors including overall investment strategy, strength of company management, fundamental analysis of financial statements and yields.

A substantial portion of the U.S. Fund's portfolio at any given time may be invested in real estate investment trusts ("REITs"). Furthermore, the U.S. Fund expects under normal circumstances to invest principally in what are known as "equity REITs". An equity REIT owns or leases real estate and realizes a return on its holdings primarily from rental income although it may also realize gains (or losses) by selling properties in its portfolio. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.

- REITs invest shareholder capital in real estate-related loans, interests or securities. A REIT is not taxed on income distributed to shareholders if it complies with certain federal tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year. As a consequence, REITs generally focus on income-producing real estate investments.

The U.S. Fund expects its investments to be primarily in companies contained in the Wilshire REIT Index (the "Wilshire Index") having market capitalizations that fall in the upper two thirds of the range of market capitalizations represented in the Wilshire Index. These companies include those with large, medium and small capitalizations.

- The Wilshire Index is an unmanaged securities index designed to measure the performance of U.S. publicly traded REITs. The composition of the Wilshire Index is determined by Wilshire Associates Incorporated and includes REITs representing a variety of property types. The Wilshire Index currently consists entirely of equity REITs. As of December 31, 2000, 98 securities were included in the Wilshire Index, with a total market capitalization of approximately $121 billion.

Under normal market circumstances, the U.S. Fund's portfolio turnover is anticipated to be low, not exceeding 80% per year.

PRINCIPAL RISK FACTORS

The principal risks of investing in the U.S. Fund are the risks generally associated with investing in stocks and the risks specific to investing in the real estate industry. U.S. Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC. The U.S. Fund's share price will fluctuate, and it is possible to lose money by investing in the U.S. Fund.

RISKS OF INVESTING IN STOCKS. A company's stock price may fluctuate due to circumstances unique to that company. For example, a company's business prospects may affect its stock price. If investors believe the company's business prospects are good, they will generally be willing to pay higher prices for its stock. If these expectations are not met, or if expectations are lowered, the price of the securities will tend to drop. A stock's price will also tend to rise and fall as a result of investors' perceptions of the market as a whole. In other words, if the stock market drops in value, the value of the U.S. Fund's portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the U.S. Fund's investments in response to this phenomenon may be proportionally more or less than the increase or decrease in the value of the market. The share prices of stock issued by medium capitalization issuers will generally fluctuate more than those of large capitalization issuers, and the share price of small capitalization issuers will generally fluctuate more than those of medium and large capitalization issuers. To the extent the U.S. Fund invests in small and medium capitalization issuers, the U.S. Fund's share price may be more volatile than if the U.S. Fund restricted its portfolio to large capitalization issuers.

RISKS OF THE REAL ESTATE INDUSTRY. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

RISKS OF REITS. REITs are dependent upon specialized management skills. They also have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Furthermore, some REITs have relatively small market capitalizations, which tends to increase the volatility of their securities.

INDUSTRY CONCENTRATION. Because the U.S. Fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain industries and investment approaches may fall in and out of favor. If the market does not currently favor the real estate industry or the U.S. Fund's investment approach, the U.S. Fund's gains may not be as big or its losses may be bigger than other equity funds investing in different industries or using different investment approaches.

NON-DIVERSIFIED STATUS. The U.S. Fund is not "diversified" within the meaning of the Investment Company Act of 1940. This means that, compared with "diversified" funds, it may invest a relatively greater portion of its assets in any single issuer. As a result, the U.S. Fund may be more susceptible to negative developments affecting a single issuer.

FUND PERFORMANCE

Because the U.S. Fund is new and has not completed a full calendar year's operations, performance information is not included in this Prospectus. To obtain the U.S. Fund's performance information, call 1-877-LND-LEAS (1-877-563-5327) or visit the Funds' web site at www.lendleasefunds.com.


FEES AND EXPENSES OF THE U.S. FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Class K and Class Y Shares

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price)                                        None
Maximum Deferred Sales Charge (Load)                                            None

Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions                                              None
Redemption Fee                                                                  None
Exchange Fee                                                                    None

FEES AND EXPENSES

Class K Shares

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee*                                                                  .80%
Distribution and Service (12b-1) Fees                                            .25%
Other Expenses                                                                  6.31%
Total Annual Fund Operating Expenses**                                          7.36%
Fee Waivers and/or Expense Reimbursement                                        6.11%
Net Expenses                                                                    1.25%

  * Management Fee includes fees paid to Lend Lease Real Estate Investments, Inc., the U.S. Fund's investment adviser (the "Adviser") and Lend Lease Rosen.

 ** The Adviser and Lend Lease Rosen have contractually agreed to limit the Total Annual Fund Operating Expenses of Class K shares to 1.25% through January 31, 2002, subject to later reimbursement by the U.S. Fund in certain circumstances. After January 31, 2002, the expense limitation may renew for annual periods under certain conditions. The Adviser has contractually agreed that in the event that the foregoing expense limitation is not renewed, the Adviser will limit Class K shares' Total Annual Fund Operating Expenses to 2.25% through January 31, 2011.

Class Y Shares

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee*                                                                   .80%
Distribution and Service (12b-1) Fees                                           None
Other Expenses                                                                  21.89%
Total Annual Fund Operating Expenses**                                          22.69%
Fee Waiver and/or Expense Reimbursement                                         21.72%
Net Expenses                                                                      .97%

  * The Management Fee includes the fees paid to both the Adviser and Lend Lease Rosen.

 ** The Adviser and Lend Lease Rosen have contractually agreed to limit the Total Annual Fund Operating Expenses of Class Y shares to .97% through January 31, 2002, subject to later reimbursement by the U.S. Fund in certain circumstances. After January 31, 2002, the expense limitation may renew for annual periods under certain conditions. The Adviser has contractually agreed that in the event that the foregoing expense limitation is not renewed, the Adviser will limit Class

         Y shares' Total Annual Fund Operating Expenses to 2.25% through January 31, 2011.

EXAMPLE

The following Example will help you compare the cost of investing in the U.S. Fund to the cost of investing in other mutual funds. The Example assumes that you invest $10,000 as an initial investment in the U.S. Fund for the time periods indicated and redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the U.S. Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year            3 Years          5 Years           10 Years
         Class K             $127              $607             $1,114            $2,507
         Class Y              $99              $580             $1,088            $2,485

The Example reflects the effect of the contractual expense limitations described above and assumes that the expense limitation currently in effect is succeeded on January 31, 2002 by the expense limitation ending January 31, 2011.

OTHER INFORMATION REGARDING INVESTMENT PRACTICES


Companies or issuers in the U.S. real estate industry in which the U.S. Fund may invest include among others: real estate investment trusts ("REITs"), companies that invest in interests in real estate, real estate developers and brokers, real estate operating companies ("REOCs"), companies with substantial real estate holdings (such as hotel companies and land-holding companies), as well as companies whose products and services are significantly related to the real estate industry such as building supply manufacturers, mortgage lenders and mortgage servicing companies.


COMPANIES PRINCIPALLY ENGAGED IN THE U.S. REAL ESTATE INDUSTRY. For purposes of the U.S. Fund's investment policies, a company is considered to be principally engaged in the U.S. real estate industry if Lend Lease Rosen determines that the company (i) derives at least 50% of its revenues or profits from the ownership, renting, leasing, construction, management, development, financing or sale of commercial, industrial and residential real estate or related interests or (ii) has at least 50% of the value of its assets invested in U.S. commercial, industrial and residential real estate. Equity securities include common stock, preferred stock, partnership interests and other instruments evidencing an ownership interest in an issuer as well as rights, warrants and securities convertible into equity securities.


MORTGAGE AND HYBRID REITS. In addition to equity REITs, there are two other generally recognized categories of REITs mortgage REITs and hybrid REITs. A mortgage REIT invests primarily in loans secured by real estate and derives its income primarily from interest payments on its mortgage loans. A hybrid REIT combines the characteristics of both equity REITs and mortgage REITs, generally by holding both ownership and mortgage interests in real estate.

REOCs. The U.S. Fund may invest in REOCs from time to time. Like REITs, REOCs may invest in, own and manage real estate properties. REOCs do not, however, elect to qualify for the federal income tax treatment accorded REITs. As a consequence, REOCs generally offer investment potential more from capital growth and less from dividend income than do REITs.

The following investments and investment practices are not part of the U.S. Fund's principal investment strategy, but may nonetheless play a role in the U.S. Fund's portfolio.

RESTRICTED SECURITIES. The U.S. Fund may purchase restricted securities. Any security whose resale is restricted can be difficult to sell at a desired time and price. Owning a large percentage of restricted securities could hamper the U.S. Fund's ability to raise cash to meet redemptions. Also, in the absence of an established securities market, the U.S. Fund may have to estimate the value of restricted securities it holds which adds a subjective element to valuation of the U.S. Fund.

TEMPORARY DEFENSIVE INVESTING. During unusual market conditions, the U.S. Fund may place up to 100% of its total assets in cash or high quality short-term debt securities including repurchase agreements. Defensive investing may prevent the U.S. Fund from achieving its investment objective.

CASH POSITION. As a means of maintaining consistent investment performance and preserving capital in adverse market conditions, the U.S. Fund may invest up to 15% of its assets in cash or cash equivalents. These investments may include repurchase agreements which involve the U.S. Fund's buying securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the U.S. Fund could lose money.

The U.S. Fund's objective, practices and policies may be changed by the Fund's Trustees without shareholder approval as permitted by applicable law.

LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The European Fund's objective is total return from a combination of dividend income and long-term growth.

PRINCIPAL INVESTMENT STRATEGY

The European Fund seeks to achieve its objective by investing at least 85% of its assets in equity securities of European companies principally engaged in the real estate industry.

         - The European Fund expects to focus on the countries that comprise the European Union (the "EU") which currently includes Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The

              European Fund may also invest in the emerging markets of Europe including the Czech Republic, Greece, Hungary, Turkey and Poland.

Lend Lease Houlihan Rovers S.A. ("Lend Lease Houlihan Rovers"), the European Fund's sub-adviser, manages the European Fund's day to day investment activity. Lend Lease Houlihan Rovers takes a primarily bottom-up approach to selecting securities for the European Fund's portfolio. It first measures each security under consideration for the European Fund according to various quantitative parameters, such as the company's cash flow, market value, book value and earnings, relying primarily on proprietary quantitative models and estimates of the value of company assets in the private real estate market. Lend Lease Houlihan Rovers then considers its evaluation of other relevant factors, such as the company's strategic objectives, the strength of the company's management and the company's risk profile. After adjusting for these factors, Lend Lease Houlihan Rovers then uses a security's parameters to rank it against other securities in the European Fund's investment universe. This ranking, which is revised weekly, forms the basis for security selection. Lend Lease Houlihan Rovers also evaluates market sentiment as a secondary consideration in making investment decisions.

The European Fund currently expects its investments to be primarily in companies contained in the European portion (the "Europe Sub-Index") of the Salomon Smith Barney World Equity Property Index. These companies include those with large, medium and small equity market capitalizations with the majority having capitalizations below $1 billion.

         - The Europe Sub-Index is an unmanaged securities index designed to measure the performance of publicly traded European real estate companies. The composition of the Europe Sub-Index is determined by Salomon Smith Barney Incorporated and includes real estate companies representing a variety of property types. As of April 30, 2001, the Europe Sub-Index included 96 securities with available equity market capitalization of approximately $50 billion.

Under normal circumstances, the European Fund's portfolio turnover is not expected to exceed 80% per year.

PRINCIPAL RISK FACTORS

The principal risks of investing in the European Fund are the risks generally associated with investing in stocks and the risks specific to investing in the real estate industry and investing in Europe. European Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC. The European Fund's share price will fluctuate, and it is possible to lose money by investing in the European Fund.

RISKS OF INVESTING IN STOCKS. A company's stock price may fluctuate due to circumstances unique to that company. For example, a company's business prospects may affect its stock price. If investors believe the company's business prospects are good, they will generally be willing to pay higher prices for its stock. If these expectations are not met, or if expectations are lowered, the price of the securities will tend to drop. A stock's price will also tend to rise and fall as a result of investors' perceptions of the market as a whole. In other words, the value of the European Fund's investments traded on a particular stock market is likely to decrease in value if that stock market experiences a decline. The increase or decrease in the value of the European Fund's investments in response to this phenomenon may be proportionally more or less than the increase or decrease in the value of the market. The share prices of stock issued by medium capitalization issuers will generally fluctuate more than those of large capitalization issuers, and the share price of small capitalization issuers will generally fluctuate more than those of medium and large capitalization issuers. To the extent the European Fund invests in small and medium capitalization issuers, the European Fund's share price may be more volatile than if the European Fund restricted its portfolio to large capitalization issuers.

RISKS OF THE REAL ESTATE INDUSTRY. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws which could negatively affect their value.

RISKS OF FOREIGN INVESTING. Investing in foreign securities involves special risks and costs in addition to those inherent in U.S. investments. Additional risks include foreign currency exchange rate fluctuations; political, economic or social instability; the possibility of expropriation, confiscatory taxation or withholding on dividends and capital gains; limitations on the removal of assets; adverse changes in investment or exchange control regulations; unfavorable diplomatic developments; and trading, settlement, custodial and other operational risks. In addition, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements like those applicable to U.S. companies, and many foreign markets have less stringent investor protection and disclosure standards than those in the U.S. Because of these and other factors, the value of securities of foreign companies acquired by the European Fund may fluctuate more than those of securities of domestic companies. To the extent the European Fund invests in emerging markets, these risks are magnified because emerging markets tend to be subject to greater social, economic, regulatory and political uncertainty. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.

RISKS OF INVESTING IN EUROPE. Most developed countries in Western Europe are members of the EU. Many are also members of the European Monetary Union (the "EMU") which is implementing a single European currency. Membership in the EMU requires compliance with various restrictions on inflation, national debt levels and deficits. Compliance with the requirements for admission to the EU and EMU and for maintaining membership in these organizations can significantly affect the subject countries and the countries with which they have economic and business ties.

INDUSTRY CONCENTRATION. Because the European Fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain industries and investment approaches may fall in and out of favor. If the market does not currently favor the real estate industry or the European Fund's investment approach, the European Fund's gains may not be as big or its losses may be bigger than other equity funds investing in different industries or using different investment approaches.

NON-DIVERSIFIED STATUS. The European Fund is not "diversified" within the meaning of the Investment Company Act of 1940. This means that, compared with "diversified" funds, it may invest a relatively greater portion of its assets in any single issuer. As a result, the European Fund may be more susceptible to negative developments affecting a single issuer.


FUND PERFORMANCE
Because the European Fund is new and has not completed a full calendar year's operations, performance information is not included in this Prospectus. To obtain the European Fund's performance information, call 1-877-LND-LEAS (1-877-563-5327) or visit the Funds' web site at www.lendleasefunds.com.


FEES AND EXPENSES OF THE EUROPEAN FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the European Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) CLASS K AND CLASS Y SHARES

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price)                                                None
Maximum Deferred Sales Charge (Load)                                                    None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions                                                      None
Redemption Fee                                                                          None
Exchange Fee                                                                            None

FEES AND EXPENSES

Class K Shares

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee*                                                                         .80%
Distribution and Service (12b-1) Fees                                                   .25%
Other Expenses**                                                                       1.85%
Total Annual Fund Operating Expenses***                                                2.90%

Fee Waivers and/or Expense Reimbursement                                               1.50%
Net Expenses                                                                           1.40%

  * Management Fee includes fees paid to Lend Lease Real Estate Investments, Inc., the European Fund's investment adviser (the "Adviser") and Lend Lease Houlihan Rovers.

 ** Because the European Fund is new, Other Expenses are based on estimated amounts for the current fiscal year.

*** The Adviser and Lend Lease Houlihan Rovers have contractually agreed to limit the Total Annual Fund Operating Expenses of Class K shares to 1.40% through January 31, 2002, subject to later reimbursement by the European Fund in certain circumstances. After January 31, 2002, the expense limitation may renew for annual periods under certain conditions.

Class Y Shares

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee*                                                                         .80%
Distribution and Service (12b-1) Fees                                                  None
Other Expenses**                                                                       2.75%
Total Annual Fund Operating Expenses***                                                3.55%
Fee Waiver and/or Expense Reimbursement                                                2.45%
Net Expenses                                                                           1.10%

  * The Management Fee includes the fees paid to both the Adviser and Lend Lease Houlihan Rovers.

 ** Because the European Fund is new, Other Expenses are based on estimated amounts for the current fiscal year.

*** The Adviser and Lend Lease Houlihan Rovers have contractually agreed to limit the Total Annual Fund Operating Expenses of Class Y shares to 1.10% through January 31, 2002, subject to later reimbursement by the European Fund in certain circumstances. After January 31, 2002, the expense limitation may renew for annual periods under certain conditions.

EXAMPLE

The following Example will help you compare the cost of investing in the European Fund to the cost of investing in other mutual funds. The Example assumes that you invest $10,000 as an initial investment in the European Fund for the time periods indicated and redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the European Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year           3 Years
         Class K           $143             $756

         Class Y          $112              $861


OTHER INFORMATION REGARDING INVESTMENT PRACTICES


The following definitions provide you with further information regarding the European Fund's principal investment strategy of investing in equity securities of European companies principally engaged in the real estate industry:

COMPANIES PRINCIPALLY ENGAGED IN THE EUROPEAN REAL ESTATE INDUSTRY. The European Fund may invest in a variety of different types of companies or issuers in the real estate industry. These include real estate operating companies, companies that invest in interests in real estate, real estate developers and brokers, companies with substantial real estate holdings (such as hotel companies and land-holding companies), as well as companies whose products and services are significantly related to the real estate industry such as building supply manufacturers and financial institutions that derive the majority of their income from real estate related activities. For purposes of its investment policies, the European Fund considers a company to be principally engaged in the real estate industry if Lend Lease Houlihan Rovers determines that the company
(i) derives at least 50% of its revenues or profits from the ownership, renting, leasing, construction, management, development, financing or sale of commercial, industrial and residential real estate or related interests or (ii) has at least 50% of the value of its assets invested in commercial, industrial and residential real estate.

EUROPEAN COMPANIES. The European Fund considers the following types of companies to be European companies:

         -    companies organized under the laws of a European country;
         - companies with their principal offices located in a European country;
         -    companies whose stock is traded principally on European exchanges;
              and
         - companies that earn 50% or more of their total business revenues from Europe or have 50% or more of their assets in European countries.

EQUITY SECURITIES. The European Fund's investments will be primarily in equity securities which include common stock, preferred stock, partnership interests and other instruments evidencing an ownership interest in the issuer as well as rights, warrants and securities convertible into equity securities.

The following investments and investment practices are not part of the European Fund's principal investment strategy, but may nonetheless play a role in the European Fund's portfolio.

RESTRICTED AND ILLIQUID SECURITIES. The European Fund may purchase securities which are illiquid or subject to restrictions on resale. Any security whose resale is restricted can be difficult to sell at a desired time and price. Owning a large percentage of illiquid or restricted securities could hamper the European Fund's ability to raise cash to meet redemptions. Also, in the absence of an established securities market, the European Fund may have to estimate the value of any illiquid and restricted securities it holds which adds a subjective element to valuation of the European Fund.

TEMPORARY DEFENSIVE INVESTING. During unusual market conditions, the European Fund may place up to 100% of its total assets in cash or high quality short-term debt securities including repurchase agreements. Defensive investing may prevent the European Fund from achieving its investment objective.

The European Fund's objective, practices and policies may be changed by the Fund's Trustees without shareholder approval as permitted by applicable law.

INVESTMENT MANAGEMENT

LEND LEASE REAL ESTATE INVESTMENTS, INC.

LEND LEASE REAL ESTATE INVESTMENTS, INC., Monarch Tower, 3424 Peachtree Road, N.E., Suite 800, Atlanta, Georgia 30326, serves as investment adviser for both Funds. The Adviser is a wholly-owned subsidiary of Lend Lease Corporation Limited, an integrated real estate funds management and services company listed on the Australian and New Zealand stock exchanges. The Adviser is a full-service real estate investment advisor with substantial experience in investing and managing commercial real estate assets for institutional lenders and owners. As of December 31, 2000, the Adviser managed approximately $44 billion in U.S. assets on behalf of its clients and investors in its funds, which include a wide variety of public and corporate pension funds, insurance companies, endowments, foundations and foreign institutions. The Adviser ranks as a leading advisor to pension funds regarding investments in U.S. real estate. The Adviser is co-headquartered in New York, New York and Atlanta, Georgia.

LEND LEASE ROSEN REAL ESTATE SECURITIES LLC (U.S. FUND SUB-ADIVSER)

Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen"), 1995 University Avenue, Suite 550, Berkeley, California 94704, is responsible for the day to day management of the U.S. Fund's investment program. Lend Lease Rosen is a real estate investment management company founded in 1993 by Dr. Kenneth T. Rosen. In 1997, the Adviser acquired a 50% interest in Lend Lease Rosen. As of December 31, 2000, assets under management were approximately $1.4 billion. Lend Lease Rosen is a research driven investment management firm managing assets principally on behalf of institutional investors. Lend Lease Rosen uses both a top-down and a bottom-up approach to construct the investment portfolios it manages.

The U.S. Fund pays an annual fee of .80% of its average daily net assets for the services provided by the Adviser and Lend Lease Rosen.


The Adviser and Lend Lease Rosen have contractually agreed to limit the U.S. Fund's total operating expenses to 1.25% of the average daily net assets for the U.S. Fund's Class K shares and 0.97% of the average daily net assets for the U.S. Fund's Class Y shares through January 31, 2002. After that date, the foregoing expense limitation will renew for one-year periods if certain conditions are met. With respect to each waiver or reimbursement in connection with maintaining the foregoing expense limitations, the U.S. Fund is obligated to repay the amount waived or reimbursed for a class to the extent that repayment would not cause the total operating expenses for the year in which the repayment is made to exceed 1.25% of average daily net assets for the U.S. Fund's Class K shares and 0.97% of average daily net assets for the U.S. Fund's Class Y shares. The U.S. Fund's repayment obligation with respect to a particular waiver or reimbursement ends with the third anniversary of the waiver or reimbursement. The Adviser has contractually agreed that in the event that the foregoing expense limitation for Class K shares or Class Y shares is not renewed, the Adviser will, through January 31, 2011, limit Total Annual Fund Operating Expenses for that class of shares to 2.25%.

Portfolio Managers (U.S. Fund)

The U.S. Fund is managed by a portfolio management team that includes Michael A. Torres (portfolio manager) and Jennifer Lyons, Greg Prophet and Tanya Steinhofer (portfolio analysts). They are responsible for the day to day management of the U.S. Fund and the selection of the U.S. Fund's investments.

Michael Torres is co-president of Lend Lease Rosen and has 14 years of real estate and securities research experience. Mr. Torres joined Lend Lease Rosen in February 1995 and is responsible for its operations, client services and research. Prior to joining Lend Lease Rosen, Mr. Torres was Director of real estate and Portfolio Manager at Wilshire Associates from 1990 to 1995. He has a B.A. in architecture and an M.B.A. in economics from the University of California, Berkeley.

Jennifer Lyons, CPA, is a Vice President of Lend Lease Rosen and oversees research for Lend Lease Rosen with responsibility for company-specific research and portfolio strategy. Ms. Lyons joined Lend Lease Rosen in 1998 and has a B.A. from the University of California, Santa Barbara and an M.B.A. from the University of California, Berkeley. Prior to joining Lend Lease Rosen, Ms. Lyons was a research analyst at Montgomery Securities from 1996 to 1998. Prior to this, she was a Portfolio Administrator at Barclay's Global Investors.

Gregory Prophet is a Vice President of Lend Lease Rosen and is responsible for company-specific research and oversees Lend Lease Rosen's proprietary quantitative model. Mr. Prophet has been with Lend Lease Rosen for 6 years and has a B.A. from the University of California, Los Angeles and an M.B.A. from the University of California, Berkeley.

Tanya Steinhofer is a Vice President of Lend Lease Rosen and is responsible for company-specific research and portfolio strategy. Ms. Steinhofer joined Lend Lease Rosen in 2001 and received a B.A. in Political Economy of Industrialized Societies (P.E.I.S.) and an M.B.A. from the University of California, Berkeley. Prior to joining Lend Lease Rosen, Ms. Steinhofer worked as an Associate in Real Estate Investment Research at Goldman Sachs from 1999 to 2001, completed her M.B.A. from 1997 to 1999 and was a project manager with Risk Management Solutions from 1994 to 1997.

She is a candidate for Level II of the CFA program.



LEND LEASE HOULIHAN ROVERS S.A. (EUROPEAN FUND SUB-ADVISER)

Lend Lease Houlihan Rovers S.A. ("Lend Lease Houlihan Rovers"), Chaussee de la Hulpe 166, 1170 Brussels, Belgium, is responsible for the day to day management of the European Fund's investment program. Lend Lease Houlihan Rovers is a real estate investment management company founded in February 2000 by Joseph Houlihan, Gerios Rovers and an affiliate of the Adviser that owns a controlling interest in Lend Lease Houlihan Rovers. Lend Lease Houlihan Rovers is a research driven investment management firm with a focus on managing assets principally on behalf of institutional investors.

The European Fund pays an annual fee of 0.80% of its average daily net assets for the services provided by the Adviser and Lend Lease Houlihan Rovers.

The Adviser and Lend Lease Houlihan Rovers have contractually agreed to limit the total operating expenses of the European Fund's Class K and Class Y shares to 1.40% and 1.10% of each Class' respective average daily net assets through January 31, 2002. After that date, each expense limitation will renew for one year periods if certain conditions are met. With respect to each waiver or reimbursement in connection with maintaining an expense limitation, the European Fund is obligated to repay the amount waived or reimbursed to the extent that repayment would not cause the European Fund's total operating expenses for the year in which the repayment is made to exceed 1.40% and 1.10% of the European Fund's average daily net assets for Class K and Class Y shares, respectively. The European Fund's repayment obligation with respect to a particular waiver or reimbursement ends with the third anniversary of the waiver or reimbursement.

Portfolio Managers (European Fund)

The European Fund is managed by a portfolio management team that consists of W. Joseph Houlihan and Gerios J.M. Rovers. They are responsible for the day to day management of the European Fund and the selection of the European Fund's investments.


W. Joseph Houlihan is a Managing Director of Lend Lease Houlihan Rovers. In this capacity, he shares responsibility with Mr. Rovers for oversight of all research and investment activities and for developing client relationships. Prior to founding Lend Lease Houlihan Rovers with Mr. Rovers and an affiliate of the Adviser in February 2000, Mr. Houlihan spent 21/2 years at Security Capital Global Capital Management Group (Europe) S.A. ("SC GCMG (Europe)") as Managing Director. SC GCMG (Europe) provided European real estate securities management services to institutional investors and a mutual fund. Prior to joining SC GCMG (Europe), Mr. Houlihan spent 18 years at GIM Algemeen Vermogensbeheer, a Dutch investment management company, as Executive Vice President and Director. There he specialized in global negotiable and non-negotiable real estate investments and developed GIM's real estate securities investment process and client base. Prior to joining GIM, Mr. Houlihan was a Vice President at John G. Wood and Associates, a diversified real estate development and investment company, and with Chase Manhattan Bank's trust department. Mr. Houlihan has over 20 years of experience in researching and managing real estate securities. He received his M.B.A. from the University of Leuven, Belgium and his B.S. from New York University. Mr. Houlihan is based in Brussels, Belgium.


Gerios J.M. Rovers is a Managing Director of Lend Lease Houlihan Rovers. In this capacity, he shares responsibility with Mr. Houlihan for oversight of all research and investment activities and for developing client relationships. Prior to founding Lend Lease Houlihan Rovers with Mr. Houlihan and an affiliate of the Adviser in February 2000, Mr. Rovers spent 21/2 years as a Vice
President at Security Capital Global Capital Management Group (Europe) S.A. where he was responsible for the development and implementation of portfolio strategies. Prior to joining Security Capital in 1997, Mr. Rovers was an Associate Director of GIM Algemeen Vermogensbeheer, a Dutch investment management company, where he managed global real estate securities portfolios for domestic and foreign clients. Mr. Rovers has over 10 years of experience in managing global real estate securities. Mr. Rovers received his degree from the University of Tilburg in the Netherlands. Mr. Rovers is based in Brussels, Belgium.



BUYING, SELLING AND EXCHANGING SHARES

BEFORE YOU INVEST

Available Share Classes. The Funds offer investors three different classes of shares - Class A, Class K and Class Y. Class K and Class Y shares are discussed in this prospectus. Class A shares are not currently offered. The different classes represent investments in the same portfolio of securities, but each class has different expenses and will likely have different share prices. When you buy shares, remember to specify the class of shares you want to buy.

- Class K Shares. If you buy Class K shares, you will not pay an up-front sales charge or "load", nor will you be subject to a redemption charge. Your Class K shares will, however, be subject to a Distribution and Service Fee. See "Distribution and Service Fee (12b-1 Plan)" for further information.

- Class Y Shares. If you buy Class Y shares, you will not pay an up-front sales charge or "load", nor will you be subject to a redemption charge.

Account Registration. When purchasing shares, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Funds can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs.

Available forms of registration include:

- Individual ownership. If you have reached the legal age of majority in your state of residence, you may open an individual account.

- Joint ownership. Two or more individuals may open an account together as joint tenants with right of survivorship, tenants in common or as community property.

- Custodial account. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

- Business/trust ownership. Corporations, trusts, charitable organizations and other businesses may open accounts.

- IRAs and other tax deferred accounts. The Funds offer a variety of retirement accounts for individuals and institutions. Please refer to "Retirement Account Options" below for more information about these types of accounts.

Account Minimums. You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The Funds may waive the minimum investment amounts at any time.

Type of                       Initial Minimum           Additional Minimum
Account                       Purchase                  Purchase
Regular (Individual, joint,   Class K      Class Y      Class K       Class Y
business or trust)            $10,000      $250,000     $250          $10,000
IRA (including spousal,       Class K      Class Y      Class K       Class Y
Roth and SEP)                 $1,000       $250,000     $250          $10,000
Gifts to Minors               Class K      Class Y      Class K       Class Y
(UTMA/UGMA)                   $10,000      $250,000     $250          $10,000
Automatic Investment Plan     Class K      Class Y      Class K       Class Y
                              $5,000       *            $250          *

* The Automatic Investment Plan is not available for Class Y shares of the Funds.

Determining Your Share Price. The price at which you purchase and sell a Fund's shares is called the Fund's net asset value ("NAV") per share. Each Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. Each Fund calculates its NAV as of the close of trading on the New York Stock Exchange (the "Exchange")(usually 4:00 p.m. Eastern time) on each day the Exchange is open for trading. The Funds do not calculate NAV on days the Exchange is closed (including national holidays and Good Friday). NAV is determined separately for each class of shares. When you purchase or redeem a Fund's shares, the price you receive will be the next NAV calculated after your transaction request is received in good order by the Fund or other financial intermediary with the authority to accept orders on the Fund's behalf.

The value of each Fund's assets is based on the current market value of its investments. If a security has a readily available market quotation, a Fund uses that quotation as its market value. If a security does not have a readily available market quotation, a Fund values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds' board of trustees. Each Fund may use pricing services to assist in the determination of market value.

HOW TO PURCHASE SHARES

You can buy shares directly from the Funds or through a Registered Investment Adviser, a broker-dealer or other institution that the Funds have authorized to sell shares.

Class K Shares. Class K shares are sold at net asset value per share without an initial sales charge.

Class Y Shares. Class Y shares are sold at net asset value per share without an initial sales charge.

To open an account or buy additional shares from the Funds, just follow these steps:

TO OPEN AN ACCOUNT

BY MAIL:

- Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.

- Make your check payable to "Lend Lease Funds." The Funds do not accept cash, credit cards, third party checks, travelers checks or checks drawn on banks outside the U.S.

Mail application and check to:
Lend Lease Funds
P.O. Box 1192
Milwaukee, WI 53201-1192

By overnight courier, send to:
Lend Lease Funds
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

BY TELEPHONE

- You may not make your initial purchase by telephone.

BY WIRE

- To purchase shares by wire, the Funds must have received a completed application and issued an account number to you. Call 1-877-LND-LEAS (1-877-563-5327) for instructions prior to wiring the funds.

- Send your investment to Lend Lease Funds with these instructions.

         UMB Bank, n.a.
         ABA # 101000695
         For Credit to Lend Lease Funds

         A/C # 9870983966


For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name and class of Fund.


TO ADD TO AN EXISTING ACCOUNT

BY MAIL:

- Complete the investment slip that is included in your account statement, and write your account number on your check.

- If you no longer have your investment slip, please reference your name, account number and address on your check.

- Make your check payable to "Lend Lease Funds."

Mail the slip and the check to:
Lend Lease Funds
P.O. Box 1192
Milwaukee, WI 53201-1192

BY TELEPHONE

- You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call 1-877-LND-LEAS (1-877-563-5327) to purchase shares for an existing account.

- Investments made by electronic funds transfer must be in amounts of at least $250 and not greater than $20,000.

BY WIRE:

Send your investment to Lend Lease Funds by following the instructions listed above.

If your purchase request is received by the Funds, broker-dealer or other authorized agent before close of trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on a business day, your request will be executed at that day's NAV, provided that your application is in good order. "Good order" means that the Funds have received your properly completed, signed application, your payment, and any supporting legal documentation that may be required. If your request is received after close of trading, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the Funds receive your completed application, the wired funds and all required information is provided in the wire instructions.

ADDITIONAL PURCHASE INFORMATION

- All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards, travelers checks or third party checks will be accepted.

- The Funds do not issue certificates for shares.

- If your check does not clear, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the

Funds. The Funds may redeem shares you own in this or another identically registered Fund account as reimbursement for any such losses.

- You must provide the Funds with a Social Security Number or Taxpayer Identification Number before your account can be established. If you do not certify the accuracy of your Social Security or Taxpayer Identification Number on your account application, the Funds will be required to withhold Federal income tax at a rate of 31% from all of your dividends, capital gain distributions and redemptions.

- Generally, the Funds are offered and sold only to residents of the United States. This prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.

- The Funds will not accept your application if you are investing for another person as attorney-in-fact. The Funds will not accept applications that list "Power of Attorney" or "POA" in the registration section.

- Once you place your order, you may not cancel or revoke it. The Funds may reject a purchase order for any reason.

Transactions Through Financial Services Agents. In addition to purchasing shares from the Funds, you may invest through a financial services agent. Financial advisers, broker-dealers and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares, than those described in the prospectus. In addition, these intermediaries may place limits on your ability to use services the Funds offer.

HOW TO SELL SHARES

You may sell your shares of a Fund on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. Each Fund normally pays redemption proceeds within two business days, but may take up to seven days. You can redeem shares purchased by check at any time. However, while a Fund will process your redemption on the day it receives your request in good order, it will not pay your redemption proceeds until your check has cleared, which may take up to 10 calendar days from the date of purchase. You can avoid this delay by purchasing shares by a federal funds wire. Please note that this provision is intended to protect each Fund and its shareholders from loss.


BY MAIL:

- Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to sell, and how and where to send the proceeds.

- Sign the request exactly as the shares are registered. All registered owners must sign.

- Include a signature guarantee, if necessary (see "Signature Guarantees," below).

Mail your request to:
Lend Lease Funds
P.O. Box 1192
Milwaukee, WI  53201-1192

By overnight courier, send to:
Lend Lease Funds
803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301

BY TELEPHONE:

- You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

- Call 1-877-LND-LEAS (1-877-563-5327), between 8:00 a.m. and 8:00 p.m. Eastern time. You may redeem as little as $1,000 and as much as $20,000 by telephone.

- Telephone redemptions are not available for retirement plan accounts.

BY WIRE:

- If you choose to redeem your shares by wire, your redemption proceeds will be sent to your bank account of record. A $10 fee will be deducted from your proceeds for Class K or Y shares.

- If you wish to have your redemption proceeds sent by wire to a bank account other than that of record, you must provide a written request signed by all owners of the account with signatures guaranteed.

Redemption requests received in good order before close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern time) will be processed at that day's NAV. "Good order" means that for redemptions, you have included all required information and documentation along with any required signature guarantees. Redemption requests sent by facsimile will not be honored.

Please note that the Funds may require additional documents for redemptions by corporations, executors, administrators, trustees and guardians. If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-877-LND-LEAS (1-877-563-5327).

ADDITIONAL REDEMPTION PROVISIONS

- Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

- If you are redeeming from an IRA, please tell us the proper tax withholding on your redemption request. If you did not make a tax election on your IRA application, we will automatically withhold 10% of your redemption proceeds. (The Funds charge $12.50 for a redemption from an IRA account.)

- If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. The automatic purchase plan that you have initiated for the account will be cancelled.

- Each Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets, or the Securities and Exchange Commission permits the suspension of the right of redemption or postpones the date of payment of a redemption.

- If the amount you redeem is large enough to affect a Fund's operations or the Fund otherwise deems it desirable or necessary, the Fund may, subject to certain limitations, pay all or a portion of your redemption "in kind." This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

Redeeming Shares Through Third Parties. A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Funds may accept redemption requests only from that provider.

Telephone Transactions

- In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. Each Fund reserves the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods. If you are unable to reach the Funds by telephone, please send your redemption request via overnight courier at the address provided above.

- Each Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds use procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Funds may implement other procedures from time to time. If these procedures are followed, the Funds and their service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

Signature Guarantees. The Funds will require the signature guarantee of each account owner to redeem shares in the following situations:

- to change ownership on your account;

- to send redemption proceeds to a different address than is currently on the account;

- to have the proceeds paid to someone other than the account's owner;

- to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record;

- if a change of address request has been received by the transfer agent within the last 30 days; or

- if your redemption is for more than $20,000.

Each Fund requires signature guarantees to protect both you and the Fund from possible fraudulent requests to redeem shares. You can obtain a signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. A notary public is not an acceptable signature guarantor.

Small Accounts. All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, each Fund reserves the right to close an account when a redemption or exchange leaves your account balance below $8,000 for Class K shares or $200,000 for Class Y shares, or you discontinue the automatic investment plan before you reach the minimum. We will notify you in writing before we close your account, and you will have 60 days to add additional money to bring the balance up to $8,000 for Class K shares or $200,000 for Class Y shares or to renew your automatic investment plan (available for Class K shares only). This provision does not apply to retirement plan accounts or to UGMA/UTMA accounts.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment in the U.S. Fund for shares of the same class of the European Fund, and vice versa. You may exchange shares by mail or by telephone. You automatically are granted telephone transaction privileges unless you decline them on your account application. Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. Aside from this requirement, there is a $1,000 minimum for exchanging shares. Currently, there is no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Each Fund is intended to be a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Fund's performance and shareholders. Each Fund may change, eliminate or temporarily suspend the exchange privilege at any time (for example, during unusual market conditions), may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange purchases, particularly those which are associated with "market timing" strategies or which the Fund believes may otherwise potentially adversely affect the Fund.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address provided under "TO OPEN AN ACCOUNT - BY MAIL" above.

MAKING CHANGES TO YOUR ACCOUNT

You may call or write the Funds to make changes to your account. Common changes include:

Name changes. If your name has changed due to marriage or divorce, send the Funds a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed.

Address changes. The easiest way to notify the Funds is to return the stub from a recent confirmation or statement. You can also call 1-877-LND-LEAS (1-877-563-5327) with any changes.

Transfer of account ownership. Send the Funds a letter including your account number, the share class, number of shares or dollar amount that are being transferred along with the name, address and Social Security or Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call us at 1-877-LND-LEAS (1-877-563-5327) to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

Retirement Account Options

The Funds offer a variety of retirement accounts for individuals and organizations. These accounts may offer you tax advantages. For information on establishing retirement accounts, please call 1-877-LND-LEAS (1-877-563-5327). You should consult with your legal and/or tax adviser before you establish a retirement account.

The Funds currently offer the following kinds of retirement accounts:
-        Traditional IRA (including spousal IRA)
-        "Rollover" IRA
-        Roth IRA
-        SEP IRA
-        Simple IRA

The Funds are also available for investment by other retirement plans. Please call 1-877-LND-LEAS (1-877-563-5327) for additional information.

ACH Transactions.

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your Fund account and bank account. You will receive the NAV next calculated after receipt of your instructions in good order. There is no charge to you for this procedure. Each Fund requires 10 business days to verify your bank information before initiating this privilege. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-877-LND-LEAS (1-877-563-5327).

Automated Telephone Service

The Funds offer 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Funds, gives you account balances and history (e.g., last transaction, latest dividend distribution), and market commentary from each Fund's management team. To access the automated system, please call 1-877-LND-LEAS (1-877-563-5327). You may also access account information from the Funds' web site at www.lendleasefunds.com.


Automatic Investment Plan (AIP) (Class K shares only)

To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $5,000 and a minimum investment of $250 per month after you start your plan. We will automatically transfer from your checking or savings account the amount you want to invest on any of the following days: the 5th, 10th, 15th, 20th, 25th or last day of each month. There is no charge for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Funds. You can terminate your automatic investment plan at any time by calling the Funds at least 10 days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call 1-877-LND-LEAS (1-877-563-5327) for assistance.

OTHER SHAREHOLDER INFORMATION

Shareholder Communications

Confirmations. You will receive a confirmation each time you buy, sell or exchange Fund shares. Automatic investment plan participants receive quarterly confirmations of all automatic transactions. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

Quarterly and annual statements. You will receive a quarterly statement providing year-to-date information, including all distributions, purchases and redemptions of Fund shares. Your December statement will include a listing of all transactions for the entire year.

Semi-annual and annual reports. The Funds send semi-annual and annual reports to their shareholders. These reports provide financial information on your investments and give you a "snapshot" of each Fund's portfolio holdings at the end of its semi-annual and fiscal year periods. Additionally, the annual report discusses the factors that materially affected the Funds' performance for their most recently completed year, including relevant market conditions and the investment strategies and techniques that were used.

Prospectus. Each year, the Funds send all shareholders a new prospectus. Please read the prospectus and keep it for future reference.

Form 1099. Each year you will receive a Form 1099-DIV, showing the source of distributions for the preceding year and a Form 1099-B showing any shares you sold during the year.

Form 1099R. If you received a distribution from an IRA account during the year, you will receive a Form 1099R.

Form 5498. If you contributed to an IRA during the year, you will receive a Form 5498 verifying your contribution.

Transactions Through Financial Services Agents and Sub-Agents

The Funds may authorize one or more broker-dealers or other financial services agents or sub-agents to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, the Funds will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Funds' NAV next computed after it is received in good order by the financial services agent or sub-agent. Designated financial services agents and sub-agents are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

Distribution and Service Fees - Class K Shares

(12b-1 Plan)

Each Fund has adopted a 12b-1 Plan for its Class K shares under which the Fund may pay up to 0.25% of the average daily net assets attributable to Class K shares for certain service and distribution expenses incurred by this class of shares. (This type of plan is named after the rule under the securities laws which permits it.) Because 12b-1 Plan fees paid by a Fund are an ongoing expense, they will increase the cost of an investment in the Fund's Class K shares, and over time, may cost an investor in Class K shares more than other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to distribute virtually all of its net investment income and net realized capital gains at least once a year. Each Fund will automatically reinvest your dividends and capital gain distributions in additional Fund shares unless you elect to have them paid to you in cash on your account application. If you elect to have your distributions paid in cash, the Fund will send a check to your address of record.

A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses. Each Fund intends to pay dividends quarterly. A capital gain is the gain that a Fund recognizes in connection with the sale or disposition of a security that has appreciated in value since it was acquired by the Fund. Each recognized capital gain is either short-term or long-term. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. The short-term or long-term status of any capital gains distribution is determined by how long a Fund has held the underlying security that was sold, rather than how long you have held your Fund shares. Each Fund intends to pay capital gains annually, usually in December.

The U.S. Fund may also receive distributions of short-term, long-term and unrecaptured Section 1250 capital gains from REITs. To the extent the U.S. Fund receives such distributions, such capital gains (including unrecaptured Section 1250 capital gains) will be distributed to shareholders of the U.S. Fund.

You will participate in any distributions that a Fund declares starting the day after your purchase of the Fund's shares is effective. Because the REITs the U.S. Fund invests in do not provide complete information about the taxability of their distributions until after the calendar year end, the U.S. Fund may not be able to determine how much of its distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the U.S. Fund may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28.

Buying a dividend.

Unless you invest through a tax deferred retirement account (such as an IRA), it generally is not to your advantage to buy a Fund's shares shortly before the Fund makes a distribution. This is known as "buying a dividend." Buying a dividend may cost you money in taxes because you will receive, in the form of a taxable distribution, a portion of the money you just invested (even if you elected to have it reinvested in additional Fund shares). To avoid "buying a dividend," check the Funds' proposed distribution schedule before you invest by calling 1-877-LND-LEAS (1-877-563-5327).

Taxes

You will be subject to federal income tax on all Fund distributions regardless of whether you receive them in cash or elect to have them reinvested in Fund shares. Dividend distributions and distributions of a Fund's net short-term capital gains are taxable to you as ordinary income. Distributions of a Fund's net long-term capital gains are taxable to you as long-term capital gains. Distributions of unrecaptured Section 1250 capital gains are taxable to you as ordinary income if you are in the 15% tax bracket or at a rate of 25% if you are in the 28% or higher tax bracket.

The U.S. Fund's REIT investments may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to its shareholders. If a REIT distributes more cash than it has taxable income, a return of capital results. The U.S. Fund may pay a return of capital distribution to you by distributing more cash than its taxable income. The cost basis of your shares will be decreased by the amount of returned capital, which may result in a larger capital gain when you sell your shares. Although a return of capital is not generally taxable to you upon distribution, it would be taxable to you as a capital gain if your cost basis in the shares is reduced to zero.

If you sell or exchange your shares, any gain or loss is a taxable event. You may also be subject to state and local income taxes on dividends or capital gains from the sale or exchange of Fund shares.


This tax information provides only a general overview. It does not apply if you invest in a tax deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of a Fund investment.

FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand each Fund's financial performance since inception. Certain information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost), on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.



                                            LEND LEASE U.S. REAL                LEND LEASE EUROPEAN REAL ESTATE
                                           ESTATE SECURITIES FUND                       SECURITIES FUND

                                            Class K       Class Y                  Class K           Class Y
                                            -------       -------                  -------           -------
                                      PERIOD ENDED JANUARY 31, 2001(1)          PERIOD ENDED JANUARY 31, 2001(3)

NET ASSET VALUE, BEGINNING OF
PERIOD                                        $10           $10                      $10               $10

INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.53           0.66                     0.04               -
Net realized and unrealized gain on
investments                                  2.58           2.49                     0.19              0.18
                                             ----           ----                     ----              ----

Total from investment operations             3.11           3.15                     0.23              0.18
                                             ----           ----                     ----              ----

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income        (0.54)         (0.72)                   (0.02)              -

Distributions from capital gains            (0.02)         (0.03)                     -                 -

Total distributions                         (0.56)         (0.75)                   (0.02)              -
                                            ------         ------                   ------              -

NET ASSET VALUE, END OF PERIOD              $12.55         $12.40                   $10.21            $10.18
                                            ======         ======                   ======            ======

TOTAL RETURN(2)                             31.33%         31.66%                   2.26%             1.80%

SUPPLEMENTAL DATA AND RATIOS:

Net Assets, end of period                 $11,727,066     $686,703               $10,240,410           $795

Ratio of expenses to average net assets      1.25%         0.97%                    1.40%             1.10%

Ratio of expenses before waivers to
average net assets                           7.36%         22.69%                   12.69%              -
Ratio of net investment income to
average net assets                           5.02%         5.80%                    0.99%               -
Ratio of net investment income before
waivers to average net assets              (1.09)%         (15.91)%                (8.31)%              -
Portfolio Turnover Rate                       25%           25%                       0%                0%

                  (1) Commenced operations February 16, 2000.
                  (2) Not annualized.
                  (3) Commenced operations December 15, 2000.

                  LEND LEASE FUNDS

Trustees
Susan J. Lloyd-Hurwitz, Chairman
Hubbard R. Garber
William J. Klipp
Kevin Malone
Michael A. Torres

Fund Distributor
Sunstone Distribution Services, LLC
803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301

Transfer Agent
Sunstone Financial Group, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301

Custodian
UMB Bank, n.a.
928 Grand Avenue
Kansas City, MO 64106

Legal Counsel
Goodwin Procter LLP
Exchange Place
Boston, MA  02109

Independent Accountants
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA  94105

For More Information

Additional information about the Funds is available in the Funds' Statement of Additional Information, and their annual and semi-annual reports to shareholders, all of which are available to you free upon request. The Statement of Additional Information is incorporated by reference into (is legally part of) this Prospectus. In the Funds' annual report, you will find discussions of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To request the Funds' Statement of Additional Information, annual report or semi-annual report, or other information about the Funds or to make shareholder inquiries:

         Call:    1-877-LND-LEAS (1-877-563-5327)

         Or write to:      Lend Lease Funds
                           P.O. Box 1192
                           Milwaukee, WI  5320-1192

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by E-mail request to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




Investment Company Act Registration Number 811-9679.